SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – August 3, 2009

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Certain Officers; Appointment of Certain Officers.

On August 3, 2009, Lockheed Martin Corporation announced that it has named Martin T. Stanislav to serve as Vice President, Finance & Business Operations, for its Information Systems & Global Services (IS&GS) business area. Mr. Stanislav previously served as Vice President, Controller and Chief Accounting Officer of the Corporation. Effective immediately, Mark R. Bostic will serve as Acting Controller and Chief Accounting Officer. Mr. Bostic currently serves as Vice President, Accounting, and has served in increasingly responsible assignments in financial management focused on financial reporting, accounting and audit activities at both Lockheed Martin and in public accounting.

Item 8.01.	Other Events.

Lockheed Martin also announced that Jeffrey D. MacLauchlan, currently IS&GS Vice President, Finance & Business Operations, will assume the role of Vice President, Mergers & Acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By:	/s/ David A. Dedman
David A. Dedman
Vice President & Associate General Counsel

August 3, 2009

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